EXHIBIT 10.3


                              STANDSTILL AGREEMENT

THIS STANDSTILL AGREEMENT (this "Agreement") dated as of August 16, 2001, by and among The South Financial Group, Inc. ("TSFG"), a South Carolina corporation, and the individuals and entities set forth on the Signature Page hereof (collectively, the "Group;" individually, a "Group Member").

                                    RECITALS

The Group Members desire to sell all of their TSFG capital stock to TSFG. TSFG believes that repurchase of its shares from the Group is in the best interests of TSFG and its shareholders. TSFG and the Group also have agreed that it is in their mutual interests to enter into this Agreement.


                                    AGREEMENT

In consideration of the Recitals and the representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the parties hereto agree as follows:

1. THE SALE. At the closing of the transactions contemplated herein, each of the Group Members agrees to sell to TSFG (or the Broker if TSFG so designates), and TSFG agrees to purchase (or to cause the Broker to purchase) from the Group (the "Sale") all shares of common stock of TSFG referenced on the Signature Page (collectively, the "Shares"). The purchase price for the Shares shall be $18.75 per share. It is contemplated that the Sale shall occur simultaneously with the execution hereof. At closing, the Group Members shall deliver to Broker certificates representing the Shares, duly endorsed (or accompanied by duly executed stock powers), for transfer to TSFG (or TSFG's nominee), and TSFG shall deliver the aggregate purchase price by wire transfer to the Group Members.

2. REPRESENTATION AND WARRANTIES OF THE GROUP MEMBERS. Each of the Group Members hereby represents and warrants to TSFG, as follows:

         (a) Each Group Member has all requisite corporate and other power and authority to execute, deliver and perform their respective obligations under this Agreement. The execution, delivery and performance of this Agreement by each Group Member and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate and other action (if applicable) on the part of any of the Group Members.
         (b) This Agreement has been duly executed and delivered by each Group Member and constitutes the legal, valid and binding obligation of such Group Member, enforceable against such Group Member in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.
         (c) No governmental consent, approval, authorization, license or clearance, or filing or registration with any governmental or regulatory authority, is required in order to permit each Group Member to perform their respective obligations under this Agreement, except for such as have been obtained.

          (d) The Shares set forth on the Signature Page represent all shares of the capital stock of TSFG, if any, which are beneficially owned or owned of record by each Group Member on the date hereof. The Shares are owned free and clear of any charge, claim, equitable interest, lien, option, pledge, security interest, right of first refusal, encumbrance, or similar restriction. None of the Group Members has a right to vote any shares of the capital stock of TSFG other than those set forth on the Signature Page with respect to such Group Member, and no Group Member has granted any other person or entity the right to vote the Shares.
          (e) Each of the Group Members is an "accredited investor" within the contemplation of federal securities laws. Each of the Group Members is entering into this transaction voluntarily and having made all inquiries of TSFG as such Group Member deems appropriate.

3. REPRESENTATIONS AND WARRANTIES OF TSFG. TSFG hereby represents and warrants to the Group, as follows:
           (a) TSFG has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by TSFG and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of TSFG.
           (b) This Agreement has been duly executed and delivered by TSFG and constitutes the legal, valid and binding obligation of TSFG, enforceable against TSFG in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.
           (c) No governmental consent, approval, authorization, license or clearance, or filing or registration with any governmental or regulatory authority, is required in order to permit TSFG to perform its obligations under this Agreement, except for such as have been obtained.

4. COVENANTS. The Group and each Group Member covenants and agrees that from the date hereof through the remainder of the term hereof:
         (i) They shall not acquire, or offer or agree to acquire, or act in concert with any affiliate, group or other person to acquire, directly or indirectly, by purchase or otherwise, beneficial ownership of, or the right to vote, any shares of capital stock of TSFG or any securities convertible into such capital stock.
         (ii) They shall not directly or indirectly solicit, or act in concert with any affiliate, group or other person to solicit, "proxies", or directly or indirectly become a "participant" or otherwise engage in any "solicitation" (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934, as amended) with respect to any matter not recommended or approved by a majority of the members of the Board of Directors of TSFG then in office.
         (iii) They shall not, nor shall they act in concert with any affiliate, group or other person to (x) join with or assist any person or entity, directly or indirectly in opposing, or make any public statement in opposition to, any proposal submitted by TSFG's management to a vote of TSFG's shareholders or (y) join with or assist any person or entity, directly or indirectly, in supporting or endorsing (including supporting, requesting or joining in any request for a meeting of shareholders in connection with), or make any statement in favor of, or directly or indirectly solicit proxies (defined as above) in favor of, any proposal submitted to a vote of TSFG's shareholders that is opposed by TSFG's management.

        (iv) They shall not directly or indirectly solicit or initiate any communication regarding, or act in concert with any affiliate, group or other person to solicit or initiate any communication regarding, any acquisition offers for TSFG, whether by merger, sale of assets, liquidation, exchange of shares or otherwise.
         (v) They shall not directly or indirectly participate or act in concert with any affiliate, group or other person to participate, by encouragement or otherwise, in any litigation against or derivatively on behalf of TSFG, its directors or officers, except for testimony which may be required by law, and except as may occur in the ordinary course of business with respect to any loan, deposit or other transaction where the Group Member or an affiliate is dealing with TSFG as a customer.
         (vi) They shall not provide, nor shall they act in concert with any person to provide, any funds, services or facilities, to any person in support of any activity by such person that would be a violation of their covenants under the provisions of this
                  Section 4 if undertaken by any of them.
         (vii) Each Group Member hereby releases TSFG, its directors and officers, from any claim, obligation, liability, or cause of action arising out of each Group Member's ownership of TSFG Shares and unrelated to a breach of this Agreement by TSFG, except for banking transactions in the ordinary course of business, such as loans to such Group Members and except as provided herein.

5. REMEDIES. TSFG and the Group acknowledge and agree that a material breach or threatened material breach by either party may give rise to irreparable injury inadequately compensable in damages, and accordingly each party shall be entitled to injunctive relief to prevent a material breach of the provisions hereof and to enforce specifically the terms and provisions hereof in any state or federal court having jurisdiction, in addition to any other remedy to which such aggrieved party may be entitled in law or at equity.

6.       TERM.    This Agreement shall be effective upon the  execution  hereof, and will remain in effect through December 31, 2004.

7. RELATIONSHIP OF GROUP MEMBERS. The parties hereto confirm and acknowledge that the execution of this Agreement by each Group Member shall not constitute an admission by such Group Member or be construed to provide evidence that he or she, either directly or indirectly, has now or prior hereto acted in concert with any other Group Member
         regarding  the  capital  stock  of  TSFG  or  any  other   security  or
         investment.

8. PUBLICITY. Any press release or other publicity with respect to this Agreement, or any provisions thereof, shall be prepared and issued by TSFG, but subject to the reasonable and good faith approval of the Managing Partner of Mid-Atlantic Investors. During the term hereof, no Group Member shall cause, suffer or, to the extent within its control, permit any press release or other publicity concerning TSFG or its operations to be created, issued or circulated without the prior reasonable and good faith approval of TSFG's management. In the event one party does not receive a response from the other party within two business days of delivery of such press release or other publicity, the same shall be deemed approved.

9. NOTICES. All notice requirements and other communications indicated shall be deemed given when personally delivered or on the third succeeding business day after being mailed by registered or certified mail, return receipt requested, addressed to the Group and TSFG below

         (except for communications pursuant to Section 8 above which shall be permitted to be given by facsimile):

The Group:                 Jerry Shearer
                           289 Hunters Blind Drive
                           Columbia, SC 29212
                           Fax 803-749-7090

with a copy to:            Jerry Zucker
                           The InterTech Group, Inc.
                           4838 Jenkins Avenue
                           North Charleston, SC 29405
                           Fax 843-747-4092

TSFG:                      The South Financial Group, Inc.
                           102 South Main Street
                           Greenville, SC 29601
                           Fax: 864-239-6423

with a copy to:            Wyche, Burgess, Freeman & Parham, P.A.
                           44 East Camperdown Way
                           Greenville, SC 29601
                           Fax: 864-235-8900
                           Attn: William P. Crawford, Jr.

10.      GOVERNING  LAW  AND  CHOICE  OF  FORUM.   South  Carolina  law,  unless
         applicable federal law or regulation is deemed controlling, shall govern the construction and enforceability of this Agreement. Any and all actions concerning any dispute arising hereunder shall be filed and maintained in a state or federal court, as appropriate, sitting in the State of South Carolina.

11. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by an applicable banking regulator or a court of competent jurisdiction to be invalid, void for unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns, and transferees by operation of law, of the parties. Except as otherwise expressly provided for herein, this Agreement shall not inure to the benefit of, be enforceable by or create any right or cause of action in any person, including any shareholder of TSFG, other than the parties hereto.

13.      SURVIVAL   OF  REPRESENTATIONS,  WARRANTIES  AND   AGREEMENTS.      All
         representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

14. AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the parties hereto.

15. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated, unless the context otherwise requires:
         (a)  The term  "acquire" means   every  type  of  acquisition,  whether
              effected by purchase, exchange, operation of law or otherwise.
         (b)  The term "acting in concert"  means (i) knowing  participation  in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, or (ii) a combination of pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.
         (c) The term "affiliate" means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, one or more of the Group Members.
         (d) The terms "beneficial ownership" or "beneficially owned" shall have the same meaning as set forth in Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934.
         (e)  The term "Broker" shall mean Sandler O'Neill & Partners, L.P.
         (f) The term "control" (including the terms "controlling," "controlled by," and "under common control with") means the possession, direct or indirect, or the power to direct or cause the direction of the management, activities or policies of a person or organization, whether through the ownership of capital stock, by contract, or by other legally enforceable means.
         (g) The term "person" includes an individual, group acting in concert, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate, or any other group formed for the purpose of acquiring, holding or disposing of the equity securities of TSFG.
         (h) The term "vote" means to vote in person or by proxy, or to give or authorize the giving of any consent as a shareholder on any matter.

16. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but each of which together shall constitute on and the same agreement.

17. DUTY TO EXECUTE. Each party agrees to execute any and all documents, and to do and perform any and all acts and things necessary or proper to effectuate or further evidence the terms and provisions of this Agreement.

                                 SIGNATURE PAGE

This Agreement has been duly executed and delivered as of the day and year first written above.



                                                             Shares of TSFG
                         GROUP MEMBERS                     Common Stock Owned


                         Mid-Atlantic Investors                7 shares


                         By: /s/ Jerry Shearer, Managing Partner
                             --------------------------------------



                         Jerry Shearer, an Individual          114,525 shares


                         /s/ Jerry Shearer
                         --------------------------




                         Jerry Zucker, an Individual           80,000 shares


                         /s/ Jerry Zucker
                         -----------------------------